November 2025 Corporate Presentation Advancing T Cell Engagers for Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and is subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows, cash runway and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Any forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. Any forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - November 20252

Building a Leading T cell Engager (TCE) Pipeline Executive Summary Context Therapeutics Inc. - November 20253 Strategy Developing potentially best-in-class TCE for solid tumors • Tumor antigens that are clinically validated by antibody drug conjugates (ADC) or chimeric antigen receptor T cell therapy (CAR-T) • Limited or weak competition addressing large market opportunities • High affinity CD3 to maximize solid tumor response Pipeline CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody • CLDN6 is overexpressed in ovarian, endometrial, lung, testicular, and other solid tumors • CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9 CT-95: Mesothelin (MSLN) x CD3 bispecific antibody • MSLN is overexpressed in pancreatic, lung, colorectal, and other solid tumors • CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity CT-202: Nectin-4 x CD3 bispecific antibody • Nectin-4 is overexpressed in bladder, lung, breast, colorectal, and other solid tumors • CT-202 was designed to be conditionally active within the tumor microenvironment Capitalization Strong financial position with high quality investor base • Expected cash runway into 2027

Executive Summary Pipeline Overview Context Therapeutics Inc. - November 20254 PROGRAM TARGET ADDRESSABLE MARKET (U.S. ONLY) DISCOVERY DEVELOPMENT PHASE 1 PHASE 2 ANTICIPATED MILESTONES CTIM-76 Claudin 6 (CLDN6) > 50,000 patients Updated interim Ph 1a data and Ph 1b dose selection Q2 2026 CT-95 Mesothelin (MSLN) > 100,000 patients Initial Ph 1a data Mid 2026 CT-202 Nectin-4 > 125,000 patients Submit regulatory filings for first-in-human trial Q2 2026 CTIM-76: CLDN6 x CD3 CT-95: MSLN x CD3 Product differentiation: highly selective for CLDN6 over CLDN3/4/9 Safety: potent CD3 induction without broad cytokine activation Potential Indications: ovarian, endometrial, lung α-CLDN6 Fab α-CD3 scFv α-MSLN Fab α-CD3 scFv CT-202: Nectin-4 x CD3 Product differentiation: avidity optimized to avoid mesothelin (MSLN) fragments Safety: sterically hindered CD3 to avoid T cell crosslinking Potential Indications: lung, pancreatic, ovarian, colorectal Product differentiation: conditionally activate in the tumor microenvironment Safety: sterically hindered CD3 to avoid T cell crosslinking Potential Indications: bladder, colorectal, breast, lung α-Nectin-4 Fab α-CD3 scFv

Context is Positioned to Develop the Next Generation of Transformative T Cell Engagers Potential to expand into early treatment lines through synergistic drug combinations Executive Summary Context Therapeutics Inc. - November 20255 Synergistic Combination ApproachesOptimized Novel Monotherapies CTIM-76 CT-95 CT-202 Engineered for: Potential Opportunities for: • Best-in-class efficacy • Reduced CRS risk • Target selectivity • Pharmacokinetics • Complementary mechanisms to enhance activity • Improved safety due to non-overlapping toxicities • Synergistic immunologic effects TCE + ADC TCE + PD-1xVEGF + +

T Cell Engager Strategy Context Therapeut ics Inc . - November 20256

T Cell Engaging (TCE) Bispecific Antibodies T Cell Engager Strategy Context Therapeutics Inc. - November 20257 Mechanism of Action T cell engagers (TCEs) are antibodies engineered to redirect the immune system’s T cells to recognize and kill cancer cells TCEs bind to a target antigen expressed on a cancer cell and to an immune activator on T cells, such as CD3 This mechanism allows for the direct activation of T cells and their anti-tumor features, ultimately resulting in the killing of cancer cells TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing TCE-mediated Cancer Cell Death

TCE are Highly Differentiated Oncology Products T Cell Engager Strategy Context Therapeutics Inc. - November 20258 Potency Manufacturability TCE ADC Radiotherapy CAR-T Potent and Scalable Radiotherapy requires a clean target, limiting target space CAR-T cannot be readily re-dosed or titrated, limiting durability ADC is often not potent enough to kill low copy number cells TCE has ease of manufacturing

9 FDA Approvals for TCE for Solid and Liquid Tumors Since 2022 Recently approved TCE have had strong initial commercial launches T Cell Engager Strategy Context Therapeutics Inc. - November 20259 2024202320222014 2025 Product Target 2024 Revenue1 Blincyto CD19 x CD3 $1,220 million Tecvayli BCMA x CD3 $549 million Kimmtrak Gp100 x CD3 $310 million Epkinly CD20 x CD3 $281 million Talvey GPRC5D x CD3 $256 million Elrexfio BCMA x CD3 $133 million Columvi CD20 x CD3 $127 million Lunsumio CD20 x CD3 $77 million 1 Information from 2024 10-K filings and other public disclosures. Information provided is for illustrative purposes only and is not indicative of future performance.

TCE Success in Solid Tumors Asset Tarlatamab (AMG757) HPN328 QLS31905 IBI389 JANX007 JNJ-78278343 Xaluritamig (AMG509) Ubamatamab (REGN4018) Target x Effector DLL3 x CD3 DLL3 x CD3 CLDN18.2 x CD3 CLDN18.2 x CD3 PSMA x CD3 KLK2 x CD3 STEAP1 x CD3 MUC16 x CD3 Cancer Indication Small Cell Lung Small Cell Lung Pancreatic Pancreatic Prostate Prostate Prostate Ovarian Patients (n) 100 73 12 27 16 33 21 13 Efficacy ORR: 40% PFS: 4.9 mos. ORR: 55% DoR: 10.8 mos. ORR: 25% PFS: 3.9 mos. ORR: 38% PSA50: 100% ORR: 50% PFS: 7.5 mos. PSA50: 42% ORR: 8% PFS: 7.9 mos. PSA50: 50% ORR: 20% PFS: 7.8 mos. ORR: 31% Grade ≥ 3 CRS 1% 1% 3% 0% 6% 0% 2% 0% Reference Ahn 2023 ESMO 2025 ASCO 2025 ASCO 2024 15 Nov 2024 data cutoff ASCO 2025 ESMO 2024 ESMO 2022 T Cell Engager Strategy Context Therapeutics Inc. - November 202510 Information provided in the table above as of October 30, 2025. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. TCE efficacy in cold tumors with a low rate of cytokine release syndrome (CRS)

TCE Success in Solid Tumors is Often Correlated With Potent T Cell Activation HPN328, JANX007, and Imdelltra all incorporate high affinity CD3, the most potent T cell activator T Cell Engager Strategy Context Therapeutics Inc. - November 202511 $680M ACQUISITION Confirmed response rate of 35% (11/31) across all tumor types (SCLC and other neuroendocrine tumors), including three complete responses Generally well tolerated at target doses1 HPN328 (DLL3 x CD3) +$1.6B APPRECIATION3 83% (5/6) of JANX007 patients achieved PSA50 declines with first step dose ≥ 0.2mg and 56% (10/18) patients achieved PSA50 declines with the first dose ≥ 0.1mg Generally well tolerated at target doses2 JANX007 (PSMA x CD3) $1B+ PEAK SALES OPPORTUNITY At 10mg, mPFS was 4.9 months with mOS of 14.3 months across 100 patients with small cell lung cancer (SCLC) Granted Accelerated FDA Approval in May 20244 IMDELLTRATM (tarlatamab) (DLL3 x CD3) 1 Merck Press Release 8 Jan 2024; 2 Janux Press Release 26 Feb 2024; 3 Approximate increase in market capitalization based on increase in share price from 26 Feb 2024 to 1 March 2024; 4 Amgen Press Release 16 May 2024. Information provided is for illustrative purposes only, is not indicative of future performance, and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - November 202512

CLDN6 Therapies Have the Potential to Reach a Large Patient Population >50,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CTIM-76 Program 13 Context Therapeutics Inc. - November 2025 Initial indications of interest based on: • CLDN6 prevalence • Patient population size • CLDN6 target validation Selected Cancer indications Incidence (US Only) R/R Incidence CLDN6 Positive CLDN6 Med/High Patient Population Based on R/R Incidence Ovarian 19,900 12,800 75%1 35%1 9,600 Endometrial 65,900 14,000 50%1 22%1 7,140 Testicular 9,910 400 100%3 >95%3 400 Non-Small Cell Lung 201,229 110,653 26%2 6%2 28,769 Colon 152,810 53,010 40%3 0%3 21,204 Breast 290,600 43,800 40%3 0%3 9,417 1 Context internal Phase 1 data; 2 Context internal biopsy prevalence screen data; 3 Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CLDN6 is an Attractive Target Antigen for Immunotherapy • CLDN6 is an oncofetal protein. Oncofetal proteins are considered favorable candidates for immunotherapy • Normally present at higher levels during embryonic development • Turned off or have low levels of expression in adult tissues • Increased expression across many solid tumors CTIM-76 Program Context Therapeutics Inc. - November 202514 CLDN6 is an Attractive Target 1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020; 4 Nakano, PLoS Genet, 2009 Antigen binding region is highly conserved with CLDN3, CLDN4, and CLDN9, making CLDN6-selective binding a challenge1 CLDN6 selectivity is required to avoid off-target liabilities identified in murine knockout and knockdown studies with CLDN3 (intestine)2, CLDN4 (liver, pancreas)3, and CLDN9 (liver, ear)4 Developing a Highly Selective CLDN6 Antibody is Challenging CLDN6 Protein Claudin Gene Family Extracellular Space Cytoplasm Antibody Binding Domain

CLDN6 Target Validation CTIM-76 is designed to potentially address limitations of TORL-1-23 (ADC) and BNT211 (CAR-T) CTIM-76 Program Context Therapeutics Inc. - November 202515 CTIM-76 Addresses Limitations of ADC and CAR-THigh Response Rates with CLDN6 ADC and CAR-T CTIM-76 BNT2111 TORL-1-232,3 High Potency Low Expression Cutoff Scalable manufacturing IHC Cutoff = 50% 2+/3+ staining IHC Cutoff = >30% 1+ staining Basket1 51% ORR (n=17/33) Platinum Resistant Ovarian Cancer2 55% ORR (n=11/21) Testicular Cancer1 41% ORR (n=5/12) Ovarian Cancer1 58% ORR (n=7/12) CTIM-76 is ~50-100x more potent than TORL-1-23 CTIM-76 targets low / med / high CLDN6 expressing cells Basket2 30% ORR (n=19/75) Lung Cancer1 1 partial response 1 Haanen, ESMO 2024; 2 Hendrickson, ESMO 2025; 3 Context SITC 2023. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody Optimized structure for CLDN6 selectivity, potency, and manufacturability • Highly selective CLDN6 binding fragment antibody-binding (Fab) arm • Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation • Silenced Fc domain to avoid off target immune cell activation Potentially wide therapeutic window • T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines • Humanized CLDN6 and CD3 binding domains Ease of manufacturing • IgG1 backbone is highly stable and enables high yield CTIM-76 Program Context Therapeutics Inc. - November 202516 α-CLDN6 Fab α-CD3 scFv IgG1 backbone Silenced Fc

CTIM-76 Program CTIM-76 is a Highly Selective and Potent CLDN6 x CD3 Bispecific Antibody Context Therapeutics Inc. - November 202517 Selectivity Potency In Vivo Efficacy • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells >10,000x • Potency assay provides a better assessment for a TCE bispecific than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >500x 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft models in mice • CTIM-76 was well tolerated in OVCAR3 xenograft study • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week

CTIM-76 Phase 1a/b Study An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06515613) CTIM-76 Program 18 Context Therapeutics Inc. - November 2025 22.5  70 µg 70  140 µg 140  280 µg 140  560 µg TBD  1,120 µg If required If required Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Cohort 8 EC50 ≈ 200 µg 22.5 µg MABEL Dose Completed (n=1) Completed (n=3) Completed (n=4) Completed (n=4) Enrolling (n≥3) Target population • Ovarian, endometrial and testicular cancer relapsed to standard of care • CLDN6+ positive via IHC (≥10% 1+ staining) Trial objectives • Assess safety and tolerability at increasing dose levels • Pharmacokinetic and pharmacodynamic data • Evaluate preliminary anti-tumor activity Dosing and Administration • Weekly IV infusion • Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS) Phase 1a Dose Escalation Trial status information provided as of October 30, 2025

Summary of Preliminary Data from Ongoing Phase 1a Trial of CTIM-76 Context anticipates providing updated Phase 1a data and Phase 1b dose selection in the second quarter of 2026 CTIM-76 Program Context Therapeutics Inc. - November 202519 12 patients enrolled: ovarian (7); testicular (3); endometrial (2) Median of 4 previous lines of therapy (range: 3-8) 5 patients are currently on treatment Patient Demographics Linear and dose proportional pharmacokinetics (PK) Potential to explore Q2W and/or Q3W dosing in future trials Dose responsive T cell migration and cytokine induction Dose Response Relationship Confirmed partial response (cPR) is ongoing in Cohort 3 patient with platinum-resistant ovarian cancer (PROC) who progressed on prior FRα ADC Cohort 4 patients were not response evaluable at the time of data cutoff1 Efficacy No cytokine release syndrome (CRS) greater than Grade 1 No dose limiting toxicities (DLT) have been observed A maximum tolerated dose (MTD) has not been reached Safety Trial status information provided as of October 30, 2025. 1 Scans taken every 8 weeks

Clinical Programs Discontinued CTIM-76 XmAb541 ARC101 BGB-B455 AMG794 SAIL66 Company Context Xencor Third Arc BeOne Amgen Chugai Stage Ph 1 Ph 1 Ph 1 Ph 1 Ph 11 Ph 1 Bispecific Format 1 + 1 2 + 1 1 + 1 1 + 1 HLE Bite Dual Specific Fab CLDN6 Selectivity High1 Moderate2 High3 Not Disclosed4 High6 Moderate5 High Affinity CD3 ✘ ✘ ✘ ✘ Preclinical Tolerability Well tolerated Well tolerated Well tolerated Moderate tolerability Poor tolerability Poor tolerability CTIM-76 Program 20 Clinical trials.gov accessed on October 30, 2025 1 Rucker, SITC 2023 2 Faber, AACR 2021; Patent US11739144; 3 AACR 2025; 4 Patent US20240301061; 5 Kamikawa, SITC 2023; Patent WO2021006328; 6 Patent WO2022096700. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Context Therapeutics Inc. - November 2025 CTIM-76 is the only CLDN6 TCE in clinical development incorporating high affinity CD3 with good CLDN6 selectivity and tolerability CTIM-76 Competitive Landscape CLDN6 TCE in clinical development

CT-95 MSLN x CD3 bispecific antibody Context Therapeut ics Inc . - November 202521

MSLN Therapies Have the Potential to Reach a Large Patient Population >100,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-95 Program 22 Context Therapeutics Inc. - November 2025 Selected Cancer indications Incidence (US Only) R/R Incidence MSLN Positive MSLN Med/High Patient Population Based on R/R Incidence Non-Small Cell Lung 201,229 110,653 55% 36% 60,859 Pancreatic 66,440 51,750 80% 61% 41,400 Colon 152,810 53,010 41% 17% 21,734 Ovarian 19,900 12,800 90% 80% 11,520 Mesothelioma 3,000 2,500 70% 60% 1,750 Esophageal 22,370 16,130 41% 26% 6,613 Endometrial 65,900 14,000 45% 23% 6,300 Gastric 26,380 11,090 49% 23% 5,434 Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population. Initial indications of interest based on: • MSLN prevalence • Patient population size • MSLN target validation

MSLN Target Biology Shed mesothelin (sMSLN) in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - November 202523 MSLN is bound to tumor cells via a GPI-anchor Like many GPI-anchored proteins, MSLN can be cut into smaller fragments1,2 The MSLN gene encodes a precursor that is cleaved into two products: a soluble N-terminal protein called megakaryocyte potentiating factor (MPF), and a membrane-bound fragment called full length mesothelin (FL-MSLN) sMSLN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Overcoming Fragmented MSLN in the Tumor Microenvironment 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol Precursor MSLN Protein FL-MSLNMPF Tumor Cell Enzymatic cleavage GPI sMSLN fragments Enzymatic cleavage

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody Novel design to overcome mesothelin (MSLN) sink • Binds to membrane-proximal MSLN epitope • Affinity tuned MSLN binding • Cooperative binding results in high affinity binding of CT-95 to tumor Potentially wide therapeutic window • No crosslinking by shed MSLN, mitigating off-tumor T cell activation • Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells Ease of manufacturing • IgG1 backbone is highly stable and enables high yield CT-95 Program Context Therapeutics Inc. - November 202524 α-MSLN Fab α-CD3 scFv IgG1 backbone Silenced Fc

Two-Pronged Approach to Overcoming Soluble MSLN Sink Challenge CT-95 Program 25 Binds MSLN Epitope Close to Cell Surface Activates T cells Through Cooperative Binding + CD3 Potent T cell activationNo T cell activation No crosslinking with shed MSLN MSLN on tumor crosslinks CD3Far From cell surface Close To cell surface Amatuximab MORAb-009 mAb Anetumab BAY 94-9343 ADC CT-95 Binds membrane- proximal epitope T cell Tumor Context Therapeutics Inc. - November 2025

Cytotoxicity in the Presence of Soluble MSLN CT-95 Intended to Overcome MSLN Sink HPN-536 (Harpoon Therapeutics) binds to soluble MSLN (sMSLN) in a dose proportional manner, limiting therapeutic exposure CT-95 Program Context Therapeutics Inc. - November 202526 CT-95 +10nM sMSLN +30nM sMSLN HPN-536 +10nM sMSLN +30nM sMSLN HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development. OVCAR-3 Cytotoxicity OVCAR-3 Cytotoxicity

CT-95 is Highly Active and Well Tolerated Across In Vivo Models Complete tumor regressions in mice at doses ≤ 0.05 mg/kg CT-95 Program Context Therapeutics Inc. - November 202527 Primary Lesion Model Metastatic Lesion Model OVCAR3 pre-passaged in mice to generate aggressive, metastatic tumor model Ovarian cancer line OVCAR3 flank implantation tumor model Vehicle Control CT-95 0.05 mg/kg Day 1 Day 70 Day 2 Day 16 Vehicle Control CT-95 0.05 mg/kg CT-95 0.1 mg/kg CT-95 0.5 mg/kg

CT-95 Phase 1a/b Study An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06756035) CT-95 Program 28 Context Therapeutics Inc. - November 2025 Trial status information provided as of October 30, 2025 0.3 µg/kg 0.18  0.6 µg/kg 0.27  0.9 µg/kg 0.36  1.2 µg/kg 0.48  1.6 µg/kg 0.6  2.0 µg/kg 0.6  TBD µg/kg Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Cohort 8 EC50 ≈ 0.9 µg/kg 0.1 µg/kg MABEL Dose Completed (n=1) Completed (n=4) Enrolling (n≥3) Phase 1a Dose EscalationTarget population • Ovarian, pancreatic, non-small cell lung, colorectal, mesothelioma, and other solid tumors Biomarker stratification • Ovarian, pancreatic, and mesothelioma do not require prospective screening • All other indications require prospective MSLN screening via IHC (≥10% 1+ staining) Trial objectives • Assess safety and tolerability at increasing dose levels • Pharmacokinetic and pharmacodynamic data • Evaluate preliminary anti-tumor activity Dosing and Administration • Weekly IV infusion • Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS)

CT-95 Competitive Landscape Mesothelin TCE in clinical development CT-95 Program Context Therapeutics Inc. - November 202529 CT-95 AMG-305 HPN-536 JNJ-79032421 ZW171 Company Context Amgen4 Harpoon1 JNJ Zymeworks2,3 Format 2 + 2 1 + 1 + 2 CDH3 + MSLN dBiTE TriTAC 1+1 2 + 1 Avoids sMSLN n.d. ✘ /✘ ✘ Affinity Tuned ✘ ✘ ✘ ✘ High Affinity CD3 ✘ ✘ ✘ Program Status Phase 1 FPI Apr 2025 Phase 1 FPI Oct. 2023 Phase 1 Discontinued Phase 1 Discontinued Phase 1 Discontinued Clinical trials.gov accessed on October 30, 2025 1 Harpoon Therapeutics Corporate Presentation, 4 November 2021; 2 Piscitelli, PEGS Boston, 2023; 3 Zymeworks R&D Day, 2022; 4 WO2022096716A2. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. CT-95 is a highly differentiated asset

CT-202 Nectin-4 x CD3 bispecific antibody Context Therapeut ics Inc . - November 202530

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population >125,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-202 Program 31 Context Therapeutics Inc. - November 2025 Selected Cancer indications Incidence (US Only) R/R Incidence Nectin-4 Positive Nectin-4 Med/High Patient Population Based on R/R Incidence Colon 152,810 53,010 87%1 78%1 46,119 Bladder (urothelial) 83,190 20,000 83%1 60%1 16,600 Breast (TNBC) 62,054 15,500 69%1 53%1 10,695 Non-Small Cell Lung 201,229 110,653 64%1 30%1 70,818 Pancreatic 66,440 51,750 71%1 37%1 36,743 Head and Neck 54,000 12,000 59%1 18%1 7,080 Esophageal 22,370 16,130 55%1 24%2 8,872 Gastric 26,890 12,000 71%3 60%3 8,520 Initial indications of interest based on: • Nectin-4 prevalence • Patient population size • Target validation via antibody-drug conjugates (ADCs) Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population. 1 Challita, Can Res, 2016; 2 Zhang, Oncol Lett, 2018; 3 Derycke, Am J Clin Pathol, 2010; 4 Kobecki, Int J Mol Sci, 2023

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody CT-202 Program Context Therapeutics Inc. - November 202532 α-Nectin-4 Fab α-CD3 scFv IgG1 backbone Silenced Fc Novel design incorporating logic gating to spare Nectin-4 in normal tissue • Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects • CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment Avidity optimized to mitigate CRS risk • Bivalent Nectin-4 binding to reduce T cell crosslinking in the absence of target • Steric hindrance of CD3 binding by Fc domain prevents T cell crosslinking by single CT-202 molecules Ease of manufacturing • IgG1 backbone is highly stable and enables high yield Submit Regulatory Filings for First in Human Trial in Q2 2026

Two-Pronged Approach to Overcoming Nectin-4 Expression in Skin CT-202 Program 33 Logic Gating Through pH Dependency + Increased Target Selectivity Through Avidity 1 Chang, PNAS, 2021 CD3 Potent T cell activationNo T cell activation High on-/off-rate when bound to Nectin-4 monomer Avidity-enhanced Nectin-4 binding T cell Tumor 30x gain of activity in acidic tumor microenvironment versus healthy cells1 Context Therapeutics Inc. - November 2025 No CT-202 Binding CT-202 Binding

CT-202 is Highly Active and Well Tolerated Across In Vivo Models CT-202 Program Context Therapeutics Inc. - November 202534 Complete Tumor Regressions CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to enfortumab TCE control antibodies in mice Reduced Cytokine Release CT-202 treatment resulted in significantly lower IL-6 induction compared to enfortumab TCE benchmark antibodies in NHP CT -2 02 En fo rt um ab T CE CT -2 02 En fo rt um ab T CE Control CT-202 1 mg/kg CT-202 0.5 mg/kg CT-202 0.25 mg/kg Control Enfortumab TCE 1 mg/kg Enfortumab TCE 0.5 mg/kg Enfortumab TCE 0.25 mg/kg CT-202 0.1 mg/kg CT-202 1 mg/kg CT-202 5 mg/kg Enfortumab TCE 0.1 mg/kg Enfortumab TCE 1 mg/kg Enfortumab TCE 5 mg/kg Padcev = enfortumab vedotin 30x Higher

CT-202 Competitive Landscape Competitor TCE programs lack conditional activation, avidity enhancement, and high potency immune activator Context Therapeutics Inc. - November 202535 Company Context Therapeutics Bicycle Therapeutics Rondo Therapeutics Asset CT-202 BT74801,2 RNDO-5643 Format 2 + 2 (pH dependent) 1 + 2 (Bicycle) 1 + 1 (Fixed light chain) Conditionally active ✘ ✘ Avidity enhanced ✘ ✘ High Affinity CD3 ✘ ✘ Program Status Preclinical (Ph 1 anticipated in 2026) Phase 1 (completed) Preclinical (Ph 1 late 2025) 1 Bicycle Therapeutics R&D Day, Dec 2023; 2 Hurov, J Immunother Cancer, 2021; 3 PEGS Boston 2024. Information provided in the table above is for illustrative purposes only, is not exhaustive and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. CT-202 is the only Nectin-4 TCE incorporating high affinity CD3 CT-202 Program

Corporate 36 Context Therapeut ics Inc . - November 2025

Corporate Experienced Leadership Team • Experienced management team • Clinical team has developed T cell therapies • Our management team is supported by a Board with deep oncology experience Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Karen Chagin, MD Chief Medical Officer Context Therapeutics Inc. - November 202537 Jennifer Dashnau, PhD SVP Technical Operations Jennifer Minai Chief Financial Officer Chris Beck, MBA SVP Operations

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors + ADC Resistance Large Unmet Need Claudin 6 + Mesothelin + Nectin-4 High-Value Targets CTIM-76 interim Ph 1a data update + Ph 1b dose selection Q2 2026 CT-95 initial Ph 1a data Mid 2026 CT-202 Submit regulatory filings for FIH trial Q2 2026 Anticipated Milestones Deep oncology experience + Focus on clinical execution Strong Team Expected cash runway into 2027 Cash Runway Context Therapeutics Inc. - November 202538

Advancing T Cell Engagers for Solid Tumors © Context Therapeutics 2025

Glossary ADC Antibody drug conjugate AE Adverse event CAR-T Chimeric antigen receptor T cell therapy CD3 Cluster of differentiation 3 CLDN Claudin CRS Cytokine release syndrome DLT Dose limiting toxicity Fab Fragment antigen-binding region FIH First-in-human FRα Folate receptor alpha GPI Glycosylphosphatidylinositol IHC Immunohistochemistry IND Investigational new drug IV Intravenous Mabel Minimum anticipated biologic effect level MoA Mechanism of action MSLN Mesothelin MTD Maximum tolerated dose N.D. Not disclosed Context Therapeutics Inc. - November 202540 ORR Overall response rate PFS Progression free survival PR Partial Response PROC Platinum resistant ovarian cancer Q2W Every two weeks Q3W Every three weeks RP2D Recommended Phase 2 dose TCE T cell engager scFv Single chain variable fragment